Filed Pursuant to Rule 497(e)

Ambassador Funds

Ambassador Money Market Fund

Registration File No. 333-36796

AMBASSADOR FUNDS

AMBASSADOR MONEY MARKET FUND

SUPPLEMENT DATED JUNE 4, 2012

TO

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2012

        On May 31, 2012, the Ambassador Funds Board of Trustees and the Trust’s investment adviser Ambassador Capital Management, L.L.C., approved a plan to liquidate and close the Ambassador Money Market Fund.  The liquidation is expected to occur on June 29, 2012 (the "Liquidation Date").

The Ambassador Money Market Fund will not accept any additional purchases of Fund shares after 11:59 a.m. Eastern Time on June 15, 2012 through the Liquidation Date. Shareholders in the Money Market Fund who do not redeem their shares prior to the Liquidation Date will have the proceeds of their account wired to the pre-established bank account number.  If a bank account number has not been provided or established by a shareholder, the proceeds of their account will be sent to the address of record on their account when the liquidation occurs.

Please keep this supplement for future reference